                                                       Deutsche Asset Management


BT Investment Funds
Cash Management Investment, Tax Free Money Investment, NY Tax Free Money Investment and Treasury Money Investment

BT Pyramid Mutual Funds
Money Market Investment

BT Institutional Funds
Cash Management Institutional, Cash Reserves Institutional, Treasury Money Institutional and Liquid Assets Institutional

Supplement dated April 30, 2000 to Prospectus dated April 30, 2000

The following supplements the "Management of the Fund(s)" section in each Fund's prospectus:

On March 11, 1999, Bankers Trust Company, each Fund's investment adviser, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Funds. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

              Please Retain This Supplement for Future Reference

SUPPMONEY (4/00)

CUSIPs:
055922108         055922306         055922207
055922405         055847206         055924104
055924872         055924203         055924864


                                                             [GRAPHIC OMITTED]

                                                       Deutsche Asset Management


BT Institutional Funds
Treasury Assets Institutional


Supplement dated April 30, 2000 to Confidential Private Offering Memorandum dated April 30, 2000

The following supplements the "Management of the Fund" section in the Fund's Confidential Private Offering Memorandum:

On March 11, 1999, Bankers Trust Company, the Fund's investment adviser, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

              Please Retain This Supplement for Future Reference

SUPP1664 (4/00)




                                                         [GRAPHIC OMITTED]